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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported July 31, 2000) August 4, 2000
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                          FIBERNET TELECOM GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        333-7841                 13-3859938
 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                        Identification No.)

                              570 Lexington Avenue
                            New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                 (212) 405-6200

                        (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

On July 31, 2000, the Registrant acquired the remaining membership interests of Devnet L.L.C. ("Devnet") not beneficially owned by the Registrant pursuant to the Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of June 2, 2000, by and among FiberNet Telecom Group, Inc., FiberNet Holdco, Inc., FiberNet Merger Sub, Inc., Devnet Merger Sub, LLC, Devnet, and FP Enterprises L.L.C. Pursuant to the Reorganization Agreement, FiberNet Telecom Group, Inc. merged into FiberNet Merger Sub, Inc., a wholly-owned subsidiary of FiberNet Holdco, Inc., with FiberNet Telecom Group, Inc. surviving as a wholly-owned subsidiary of FiberNet Holdco, Inc. and Devnet Merger Sub, LLC, another wholly-owned subsidiary of FiberNet Holdco, Inc. merged with and into Devnet, with Devnet surviving as a wholly-owned subsidiary of FiberNet Holdco, Inc. (the "Merger"). In connection with the Merger, FiberNet Telecom Group, Inc. changed its name to FiberNet Operations, Inc. ("Operations") and ceased being the Registrant and FiberNet Holdco, Inc. was renamed FiberNet Telecom Group, Inc. and succeeded as Registrant.

In connection with the Merger, the Registrant issued 3,461,162 shares of its Common Stock, par value $.001 per share ("Common Stock"), granted options to purchase 344,839 shares of its Common Stock and paid approximately $15 million in exchange for approximately 97% of the membership interests in Devnet. Operations (formerly known as FiberNet Telecom Group, Inc.) had previously acquired approximately 3% of the Devnet membership interests for a purchase price of $3 million in May 2000. The acquisition of the remaining Devnet membership interests gave the Registrant control of 100% of Devnet.

The source of the funds used to finance the Merger was (i) cash on hand and (ii) equity investments by Nortel Networks Inc. ("Nortel"), as more fully described under Item 5 of this Current Report. The Merger was an arm's-length transaction and there was no prior relationship (other than as described above) between the Registrant and Devnet or any of its officers and directors.

In connection with the Merger, the Registrant entered into an employment agreement with Philip L. DiGennaro (the "DiGennaro Agreement"), pursuant to which Mr. DiGennaro shall serve as President of Devnet. A copy of the DiGennaro Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

A copy of the joint press release of the Registrant and Devnet with respect to the Merger is included herein as Exhibit 99.1. The information contained in the Reorganization Agreement (as previously filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by FiberNet on June 8, 2000) and the joint press release is incorporated herein by reference and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.


Item 5. Other Events.

On July 31, 2000, Operations (formerly known as FiberNet Telecom Group, Inc.) issued and sold 426,333 shares of its Series H Preferred Stock, $.001 par value per share (the "Preferred Stock") to Nortel in a private placement for an aggregate purchase price consisting of $22.5 million in cash plus the transfer by Nortel of 2,000,000 shares of the Registrant's Series G Preferred Stock, par value $.001 per share, including all accrued and unpaid dividends, to the Registrant for cancellation, which Preferred Stock became identical preferred stock in Registrant pursuant to the terms of the Merger. Each share of Preferred Stock is convertible into ten shares of Common Stock, subject to anti-dilution adjustments.

A copy of the Securities Purchase Agreement executed by the Registrant and Nortel (the "Securities Purchase Agreement"), excluding the schedules and exhibits thereto, is filed herewith as Exhibit 10.2, together with the following agreements and documents, each dated as of July 28, 2000, which were executed in connection with the closing of this transaction (the "Transaction Documents"):
(i) Certificate of Designation of Series H Preferred Stock, filed as Exhibit 3.1 hereto; and (ii) Second Amendment between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel, to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein, filed as Exhibit 4.1 hereto. The information contained in the Press Release dated August 2, 2000, which is attached hereto as
Exhibit 99.2, the Securities Purchase Agreement and the other Transaction Documents is incorporated herein by reference and the foregoing description of such documents and the transactions contemplated thereby are qualified in their entirety by reference to such exhibits.


Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the required financial statements for the acquired business. The Registrant will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days following the date of this Report.

(b) Pro Forma Financial Information.

At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the required pro forma financial statements relative to the acquired business. The Registrant will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days following the date of this Report.
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(c) Exhibits.

Exhibit No.    Description

3.1 Certificate of Designation of Series H Preferred Stock of FiberNet Telecom Group, Inc. dated July 28, 2000.

4.1 Second Amendment dated as of July 28, 2000, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.

10.1 Employment Agreement dated as of July 31, 2000, between Registrant and Philip L. DiGennaro.

10.2 Securities Purchase Agreement dated as of July 28, 2000, between FiberNet Telecom Group, Inc. and Nortel Networks Inc.

99.1           Joint Press Release dated August 3, 2000.

99.2           Press Release dated August 2, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIBERNET TELECOM GROUP, INC.
                                         (Registrant)


Dated  August 4, 2000             By: /s/ Michael S. Liss
       ---------------------        -------------------------------
                                    Michael S. Liss
                                    President and Chief
                                    Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.       Description

3.1 Certificate of Designation of Series H Preferred Stock of FiberNet Telecom Group, Inc. dated July 28, 2000.

4.1 Second Amendment dated as of July 28, 2000, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.

10.1 Employment Agreement dated as of July 31, 2000, between Registrant and Philip L. DiGennaro.

10.2 Securities Purchase Agreement dated as of July 28, 2000, between FiberNet Telecom Group, Inc. and Nortel Networks Inc.

99.1              Joint Press Release dated August 3, 2000.

99.2              Press Release dated August 2, 2000.